UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22328

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Scott R. Plummer—5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 671-1947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1.	Reports to Stockholders.

Annual Report

Annual Report

Columbia Seligman

Premium Technology Growth Fund

Annual Report for the Period Ended December 31, 2011

Columbia Seligman Premium Technology Growth Fund seeks growth of capital and current income.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Under the Fund’s managed distribution policy and subject to the approval of the Fund’s Board of Directors (the Board), the Fund expects to make quarterly cash distributions (in November, February, May, and August) to Common Stockholders. The Fund’s most recent distribution (February 2012) amounted to $0.4625 per share, which is equal to a quarterly rate of 2.3125% (9.25% annualized) of the $20.00 offering price in the Fund’s initial public offering in November 2009. You should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s distribution policy. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The Fund’s Board of Directors may determine in the future that the Fund’s managed distribution policy and the amount or timing of the distributions should not be continued in light of changes in the Fund’s portfolio holdings, market or other conditions or factors, including that the distribution rate under such policy may not be dependent upon the amount of the Fund’s earned income or realized capital gains. The Board could also consider amending or terminating the current distribution policy because of potential adverse tax consequences associated with maintaining the policy. In certain situations, returns of capital could be taxable for federal income tax purposes, and all or a portion of the Fund’s capital loss carryforwards from prior years, if any, could effectively be forfeited. The Board may amend or terminate the Fund’s distribution policy at any time without prior notice to Fund stockholders; any such change or termination may have an adverse effect on the market price of the Fund’s shares.

See Notes to Financial Statements for additional information related to the

Fund’s managed distribution policy.

Letter to Stockholders

Dear Stockholders,

We are pleased to present the annual stockholder report for Columbia Seligman Premium Technology Growth Fund (the Fund). The report includes the Fund’s investment results, a discussion with the Fund’s portfolio managers, and a portfolio of investment and financial statements as of December 31, 2011.

The Fund’s Common Stock returned -7.37% based on net asset value, and -9.48% based on market price, for the 12 months ended December 31, 2011. The Fund underperformed its benchmark, the S&P North American Technology Sector Index, which returned -0.88% during the same period.

During 2011, the Fund paid four distributions that aggregated $1.85 per share. In October 2010, the Fund received exemptive relief from the Securities and Exchange Commission that permits the Fund to make periodic distributions of long-term capital gains more often than once in any one taxable year. Unless you elected otherwise, distributions were paid in additional shares of the Fund.

On behalf of the Board, we would like to thank you for your support of Columbia Seligman Premium Technology Growth Fund.

Stephen R. Lewis

Chairman of the Board

For more information, go online to columbiamanagement.com; or call American Stock Transfer & Trust Company, LLC, the Fund’s Stockholder Servicing Agent, at 800.937.5449. Customer Service Representatives are available to answer your questions Monday through Friday from 9 a.m. to 5 p.m. Eastern time.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

2	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Seligman Premium Technology Growth Fund (the Fund) Common Stock returned -7.37% based on net asset value, and -9.48% based on market price, for the 12 months ended December 31, 2011.

>	The Fund underperformed its benchmark, the Standard and Poor’s (S&P) North American Technology Sector (NATS) Index, which returned -0.88% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended December 31, 2011)

	1 year	Since inception 11/30/09
Columbia Seligman Premium Technology Growth Fund Market Price	-9.48%	-2.17%	(a)
Net Asset Value	-7.37%	+4.39%	(b)
S&P NATS Index(1) (unmanaged)	-0.88%	+8.56%	(c)

(a)	Since inception total return for market price is based on the initial offering price on November 24, 2009, which was $20.00 per share.

(b)

Since inception total return for net asset value (NAV) is from the opening of business on November 30, 2009 and includes the 4.50% initial sales load. The NAV price per share of the Fund's Common Stock at inception was $19.10.

(c)	Index data is from November 30, 2009.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagement.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

(1)

The S&P NATS Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks. The index reflects reinvestment of all distributions and changes in market prices. The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

PRICE PER SHARE

	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011
Market price	$15.66	$15.49	$19.00	$19.38
Net asset value	17.13	15.80	19.45	20.31

DISTRIBUTIONS PAID PER COMMON SHARE

Payable date	Per share amount
February 23, 2011	$0.4625
May 25, 2011	0.4625
August 25, 2011	0.4625
November 22, 2011	0.4625

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

4	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Manager Commentary

Dear Stockholders,

Columbia Seligman Premium Technology Growth Fund (the Fund) Common Stock lost 7.37% based on net asset value, and 9.48%, based on market price, for the fiscal year ended December 31, 2011. The Fund underperformed its benchmark, the Standard & Poor’s North American Technology Sector Index (S&P NATS Index), which fell 0.88% during the same 12-month period.

Significant performance factors

The information technology sector faced some serious headwinds during the annual period. The earthquake and tsunami in Japan in March 2011 led to supply chain disruptions around the world. Floods in Thailand beginning in late July 2011 put many information technology-related companies under water both literally and figuratively. Sovereign debt crises in Europe led to rocky demand from that continent. Policies implemented by the Chinese government to suppress inflation led to an economic slowdown within the nation, a major customer of information technology. In turn, those larger-cap companies that relied primarily on U.S. demand performed better during the annual period than those with greater international exposure. Disappointment in technology industry earnings, coupled with slowing momentum in the second half of 2011 worked to erode investor confidence.

From an industry perspective, the best performing segments of the information technology sector during the annual period were information technology services, Internet software and services, and computers and peripherals. The weakest industries within the sector during the annual period were office electronics, electronic equipment and instruments, and communications equipment. That said, it was an annual period during

PORTFOLIO BREAKDOWN(1) (at December 31, 2011)
Consumer Discretionary	1.2%
Health Care	1.5
Industrials	0.6
Information Technology	93.9
Other(2)	2.8

(1)	Percentages indicated are based upon total investments. The Fund's composition is subject to change.

(2)	Money Market Funds.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

which individual stock selection proved far more critical to Fund performance than industry allocation.

Communications equipment was the leading example of an industry in which stock selection led the Fund to significant outperformance within the industry, relative to the benchmark. Though it was among the worst performing industries for the benchmark index, the industry was the area of strongest performance for the Fund.

Software continued to be the Fund’s largest weighting and overweighting, relative to the benchmark. Though the industry returned negatively for both the Fund and the benchmark, stock selection enabled the Fund to outperform the benchmark within the industry. Speech recognition software manufacturer Nuance Communications was among the Fund’s top contributors for the annual period, as was Check Point Software Technologies, which saw strong results as it enhanced its product offering of security and monitoring software. The Fund’s top holding, Synopsis, also boosted Fund results during the annual period. BMC Software was a notable disappointment for the Fund during the annual period. We believe the company is emblematic of the problems faced in the markets during the year: deceleration in the second half of 2011 in reaction to the wild volatility in the stock market, political gridlock and overall weakness in the financial services sector.

TOP TEN HOLDINGS(1) (at December 31, 2011)
Synopsys, Inc.	9.6%
Apple, Inc.	6.3
Symantec Corp.	5.2
Advanced Micro Devices, Inc.	5.1
QUALCOMM, Inc.	4.8
BMC Software, Inc.	4.6
Microsoft Corp.	4.5
NetApp, Inc.	4.4
Amdocs Ltd.	4.3
Novellus Systems, Inc.	3.7

(1)	Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are of the date given, are subject to change at anytime, and are not recommendations to buy or sell any security.

6	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

The Fund also outperformed the benchmark within the semiconductors and semiconductor equipment industry during the annual period due to stock selection. Novellus Systems, KLA-Tencor and Intel were among the Fund’s top individual contributors. Though Advanced Micro Devices was a notable detractor for the Fund during the year, we are optimistic about the chip maker’s new product line and management team. We are also optimistic that the manufacturing problems that beset the company in 2011 are just about behind it. We are also mindful of the merger of Novellus Systems with LAM Research and believe the combination will provide strategic synergies that will serve to enhance the combined business.

The Fund’s underweight in information technology services detracted from Fund results during the period as the benchmark received its strongest performance from its stocks in the industry. While Amdocs and Visa were positive contributors to return for the Fund, not having a position in IBM during the period particularly hurt the Fund’s performance within this industry as the company’s stock surged following its annual meeting with analysts.

The Fund also saw a detraction from relative results in the computers and peripherals industry. While results from the Fund’s position in Apple helped buoy results, performance lags from Hewlett-Packard and NetApp led the Fund lower in the industry versus its benchmark. NetApp was a disappointment for us, as we believe that the stock is underperforming the business by a great degree. We think the stock fell flat as a result of concern that the company might be susceptible to the disk drive shortage created by the fall Thailand floods.

The Fund’s call option writing strategy also detracted slightly from returns over the period, as expected given the market in technology and technology-related stocks. Though the call option writing strategy is designed to provide income and cushion downside volatility, tactical moves within the strategy negatively impacted the Fund’s total return over the 12-month period.

Changes to the Fund’s portfolio

The largest changes to industry allocations during the period were a decrease in the Fund’s exposure to the Internet software and services industry due to high valuations and an increase in the Fund’s computers and peripherals weighting.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

At the end of the reporting period, the Fund was overweight, relative to its benchmark, in software, computers and peripherals, semiconductors and semiconductor equipment. The Fund was relatively underweight in IT services, communications equipment, electronic equipment instruments and components, office electronics and internet software and services.

Paul Wick	Ajay Diwan
Portfolio Manager	Portfolio Manager

John Schonberg, CFA
Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

Past performance is not a guarantee of future results.

8	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Portfolio of Investments

Columbia Seligman Premium Technology Growth Fund

December 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.7%

CONSUMER DISCRETIONARY 1.2%
Media 1.2%
Virgin Media, Inc.	56,000	$1,197,280
Walt Disney Co. (The)	51,000	1,912,500

Total		3,109,780
TOTAL CONSUMER DISCRETIONARY		3,109,780

HEALTH CARE 1.5%
Health Care Equipment & Supplies 1.1%
Sirona Dental Systems, Inc.(a)	29,800	1,312,392
Stryker Corp.	30,600	1,521,126

Total		2,833,518
Life Sciences Tools & Services 0.4%
Life Technologies Corp.(a)	29,200	1,136,172
TOTAL HEALTH CARE		3,969,690

INDUSTRIALS 0.7%
Electrical Equipment 0.7%
Nidec Corp.(b)	19,700	1,710,471
TOTAL INDUSTRIALS		1,710,471

INFORMATION TECHNOLOGY 95.3%
Communications Equipment 5.7%
Cisco Systems, Inc.	76,800	1,388,544
Juniper Networks, Inc.(a)	64,400	1,314,404
QUALCOMM, Inc.	224,245	12,266,201

Total		14,969,149
Computers & Peripherals 18.9%
Apple, Inc.(a)	40,200	16,281,000
Dell, Inc.(a)	376,000	5,500,880
EMC Corp.(a)	332,300	7,157,742
Hewlett-Packard Co.	74,800	1,926,848
NetApp, Inc.(a)	312,900	11,348,883
Seagate Technology PLC(b)	182,800	2,997,920
Western Digital Corp.(a)	131,100	4,057,545

Total		49,270,818

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Electronic Equipment, Instruments & Components 2.7%
Avnet, Inc.(a)	169,000	$5,254,210
Jabil Circuit, Inc.	97,200	1,910,952

Total		7,165,162
Internet Software & Services 0.6%
Akamai Technologies, Inc.(a)	9,600	309,888
eBay, Inc.(a)	41,400	1,255,662

Total		1,565,550
IT Services 7.7%
Amdocs Ltd.(a)(b)	384,460	10,968,644
hiSoft Technology International Ltd., ADR(a)(b)	98,384	908,084
VeriFone Systems, Inc.(a)	101,200	3,594,624
Visa, Inc., Class A(c)	46,500	4,721,145

Total		20,192,497
Office Electronics 2.3%
Xerox Corp.	746,500	5,942,140
Semiconductors & Semiconductor Equipment 18.6%
Advanced Micro Devices, Inc.(a)	2,449,655	13,228,137
ASML Holding NV(b)	6,900	290,013
ASML Holding NV, NY Registered Shares, ADR(b)	109,000	4,555,110
Broadcom Corp., Class A(a)	87,100	2,557,256
KLA-Tencor Corp.	187,200	9,032,400
Lattice Semiconductor Corp.(a)	402,000	2,387,880
Marvell Technology Group Ltd.(a)(b)	131,039	1,814,890
Microsemi Corp.(a)	178,900	2,996,575
Novellus Systems, Inc.(a)	229,400	9,471,926
Spansion, Inc., Class A (a)	117,075	969,381
Teradyne, Inc.(a)	79,600	1,084,948

Total		48,388,516

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	9

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Software 38.8%
BMC Software, Inc.(a)	360,562	$11,819,222
Check Point Software Technologies Ltd.(a)(b)	99,300	5,217,222
Citrix Systems, Inc.(a)	13,200	801,504
JDA Software Group, Inc.(a)	175,300	5,677,967
Microsoft Corp.	448,600	11,645,656
Nuance Communications, Inc.(a)	344,200	8,660,072
Oracle Corp.(c)	328,500	8,426,025
Parametric Technology Corp.(a)	418,668	7,644,878
Quest Software, Inc.(a)	44,300	823,980
Red Hat, Inc.(a)	16,100	664,769
SAP AG, ADR(b)	22,800	1,207,260
Symantec Corp.(a)	862,300	13,494,995
Synopsys, Inc.(a)	905,284	24,623,725
VMware, Inc., Class A(a)	6,100	507,459

Total		101,214,734
TOTAL INFORMATION TECHNOLOGY		248,708,566
Total Common Stocks (Cost: $253,519,065)		$257,498,507

	Shares	Value
Money Market Funds 2.8%

Columbia Short-Term Cash Fund, 0.141%(d)(e)(f)	7,300,551	$7,300,551
Total Money Market Funds (Cost: $7,300,551)		$7,300,551
Total Investments
(Cost: $260,819,616)		$264,799,058
Other Assets & Liabilities, Net		(3,976,853)
Net Assets		$260,822,205

Investments in Derivatives

Open Options Contracts Written at December 31, 2011
Issuer	Puts/Calls	Number of Contracts	Exercise Price	Premium Received	Expiration Date	Value
Apple, Inc.	Put	39	$350.00	$86,364	April 2012	$39,585
Apple, Inc.	Put	39	350.00	120,666	July 2012	71,955
NASDAQ 100, Index	Call	500	2,250.00	2,754,569	January 2012	2,927,500
Oracle Corp.	Call	649	40.00	59,342	January 2013	24,338
Oracle Corp.	Put	1,299	20.00	233,838	January 2013	198,747
Visa, Inc., Class A	Call	75	105.00	22,700	March 2012	28,312
Total						$3,290,437

The accompanying Notes to Financial Statements are an integral part of this statement.

10	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments

(a)	Non-income producing.
(b)	Represents a foreign security. At December 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $29,669,614 or 11.38% of net assets.
(c)	At December 31, 2011, securities valued at $2,426,160 were held to cover open call options written.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2011.
(e)	Investments in affiliates during the year ended December 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$6,981,679	$142,786,867	$(142,467,995)	$—	$7,300,551	$13,785	$7,300,551

(f)	At December 31, 2011, cash or short-term securities were designated to cover open put and/or call options written.

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	11

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Fair value at December 31, 2011
Description(a)	Level Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Consumer Discretionary	$3,109,780	$—	$—	$3,109,780
Health Care	3,969,690	—	—	3,969,690
Industrials	—	1,710,471	—	1,710,471
Information Technology	248,418,553	290,013	—	248,708,566
Total Equity Securities	255,498,023	2,000,484	—	257,498,507
Other
Money Market Funds	7,300,551	—	—	7,300,551
Total Other	7,300,551	—	—	7,300,551
Investments in Securities	262,798,574	2,000,484	—	264,799,058
Derivatives
Liabilities
Options Contracts Written	(3,290,437)	—	—	(3,290,437)
Total	$259,508,137	$2,000,484	$—	$261,508,621

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.937.5449.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments, at value
Unaffiliated issuers (identified cost $253,519,065)	$257,498,507
Affiliated issuers (identified cost $7,300,551)	7,300,551
Total investments (identified cost $260,819,616)	264,799,058
Receivable for:
Dividends	78,776
Prepaid expense	24,637
Total assets	264,902,471
Liabilities
Option contracts written, at value (premiums received $3,277,479)	3,290,437
Payable for:
Investments purchased	423,957
Investment management fees	215,296
Stockholder servicing and registrar fees	1,055
Administration fees	12,917
Stockholders’ meeting fees	34,998
Other expenses	101,606
Total liabilities	4,080,266
Net assets applicable to outstanding Common Stock	$260,822,205
Represented by
Paid-in capital	$257,623,034
Excess of distributions over net investment income	(3,649)
Accumulated net realized loss	(763,664)
Unrealized appreciation (depreciation) on:
Investments	3,979,442
Options contracts written	(12,958)
Total — representing net assets applicable to outstanding Common Stock	$260,822,205
Shares outstanding applicable to Common Stock	15,228,310
Net asset value per share of outstanding Common Stock	$17.13
Market price per share of outstanding Common Stock	$15.66

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	15

Statement of Operations

Year ended December 31, 2011

Net investment income
Income:
Dividends	$2,024,120
Interest	27,300
Dividends from affiliates	13,785
Foreign taxes withheld	(34,680)
Total income	2,030,525
Expenses:
Investment management fees	2,842,497
Stockholder account and registrar fees	13,250
Administration fees	170,546
Compensation of board members	12,004
Stockholders’ meeting fees	44,997
Custodian fees	16,305
Professional fees	26,333
Total expenses	3,125,932
Net investment loss	(1,095,407)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	15,996,906
Foreign currency translations	28,388
Forward foreign currency exchange contracts	(23,139)
Options contracts written	(7,439,141)
Increase from payment by affiliate (Note 7)	34,456
Net realized gain	8,597,470
Net change in unrealized appreciation (depreciation) on:
Investments	(28,863,360)
Options contracts written	(871,123)
Net change in unrealized depreciation	(29,734,483)
Net realized and unrealized loss	(21,137,013)
Net decrease in net assets from operations	$(22,232,420)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31,	2011	2010
Operations
Net investment loss	$(1,095,407)	$(1,711,378)
Net realized gain	8,597,470	14,554,778
Net change in unrealized appreciation (depreciation)	(29,734,483)	23,548,520
Net increase (decrease) in net assets resulting from operations	(22,232,420)	36,391,920
Distributions to Stockholders:
Net investment income	—	(16,837,276)
Net realized gain	(8,198,479)	—
Tax return of capital	(19,799,906)	(10,769,739)
Total distributions to Stockholders	(27,998,385)	(27,607,015)
Increase in net assets from capital share transactions	2,992,813	14,400,320
Total increase (decrease) in net assets	(47,237,992)	23,185,225
Net assets at beginning of year	308,060,197	284,874,972
Net assets at end of year	$260,822,205	$308,060,197
Excess of distributions over net investment income	$(3,649)	$(1,615)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	17

Statement of Changes in Net Assets (continued)

Year ended December 31,	2011		2010
	Shares	Dollars ($)	Shares		Dollars ($)
Capital stock activity
Subscriptions	—	—	545,000	(a)	10,387,700
Distributions reinvested	161,639	2,992,813	216,421		4,012,620
Total net increase	161,639	2,992,813	761,421		14,400,320

(a)	Offering costs of $21,800, incurred with the initial offering, have been charged against the proceeds from issuance of shares for the year ended December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Financial Highlights

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average Common shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares. Total returns are not annualized for periods of less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	19

Financial Highlights (continued)

	Year ended Dec. 31,
	2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$20.45		$19.91		$19.10	(b)
Income from investment operations:
Net investment income (loss)	(0.07)		(0.11)		(0.02)
Net realized and unrealized gain (loss)	(1.40)		2.49		0.87
Increase from payments by affiliate	(0.00	)(c)	0.01		—
Total from investment operations	(1.47)		2.39		0.85
Offering costs	—		(0.00	)(c)	(0.04)
Less distributions to Stockholders:
Net investment income	—		(1.13)		—
Net realized gain	(0.54)		—
Tax return of capital	(1.31)		(0.72)		—
Total distributions to Stockholders	(1.85)		(1.85)		—
Net asset value, end of period	$17.13		$20.45		$19.91
Market price, end of period	$15.66		$19.13		$20.00
Total return
Based upon net asset value	(7.37%	)(d)	13.29%	(d)	4.24%	(e)
Based upon market price	(9.48%	)	5.50%		0.00%	(f)
Ratios to average net assets(g)
Total expenses	1.10%		1.21%		1.22%	(h)
Net investment income	(0.39%	)	(0.60%	)	(0.96%	)(h)
Supplemental data
Net assets, end of period (in thousands)	$260,822		$308,060		$284,875
Portfolio turnover	71%		102%		8%

Notes to Financial Highlights

(a)	For the period from November 30, 2009 (commencement of operations) to December 31, 2009.
(b)	Net asset value, beginning of period, of $19.10 reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.
(c)	Rounds to less than $0.01.
(d)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)

Since inception total return for net asset value (NAV) is from the opening of business on November 30, 2009, and includes the 4.50% initial sales load. The NAV price per share of the Fund’s Common Stock at inception was $19.10.

(f)	Since inception total return for market price is based on the initial offering price on November 24, 2009, which was $20.00 per share.
(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

December 31, 2011

Note 1. Organization

Columbia Seligman Premium Technology Growth Fund (the Fund) is a non-diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.

The Fund was incorporated under the laws of the State of Maryland on September 3, 2009, and commenced investment operations on November 30, 2009. The Fund had no investment operations prior to November 30, 2009 other than those relating to organizational matters and the sale to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), of 5,250 common shares (Common Stock) at a cost of $100,275 on October 14, 2009. As of December 31, 2009, the Fund issued 14,300,000 shares of Common Stock, including 13,100,000 shares of Common Stock in its initial public offering and 1,200,000 shares of Common Stock purchased by the Fund’s underwriters pursuant to an over-allotment option granted to the underwriters in connection with the initial public offering. On January 13, 2010, the Fund’s underwriters purchased an additional 545,000 shares of Common Stock pursuant to the over-allotment option, resulting in a total of 14,845,000 shares of Common Stock issued by the Fund in its initial public offering, including shares purchased by the underwriters pursuant to the over-allotment option. With this closing of this additional purchase of Common Stock, the Fund’s total raise-up in its initial public offering was an aggregate of $296.9 million. The Fund has one billion authorized shares of Common Stock. The issued and outstanding Common Stock trades on the New York Stock Exchange (NYSE) under the symbol “STK”.

The Fund currently has outstanding Common Stock. Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of the Common Stockholders, including the election of directors. Because the Fund has no other classes or series of stock outstanding, Common Stock possesses exclusive voting power. All of the Fund’s shares of Common Stock have equal dividend, liquidation, voting and other rights. The Fund’s Common Stockholders have no preference, conversion, redemption, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities.

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage to increase its investments or for other management activities through the issuance of preferred shares (Preferred Stock) and/or borrowings. The costs of issuing Preferred Stock and/or a borrowing

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	21

Notes to Financial Statements (continued)

program would be borne by holders of Common Stock (Common Stockholders) and consequently would result in a reduction of net asset value of Common Stock.

The Fund’s investment objectives are to seek growth of capital and current income. Under normal market conditions, the Fund’s investment program will consist primarily of (i) investing in a portfolio of equity securities of technology and technology-related companies that seeks to exceed the total return, before fees and expenses, of the S&P North American Technology Sector Index and (ii) writing call options on the NASDAQ 100 Index®, an unmanaged index that includes the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (the NASDAQ 100) on a month-to-month basis, with an aggregate notional amount typically ranging from 0% to 90% of the underlying value of the Fund’s holdings of Common Stock. The Fund expects to generate current income from premiums received from writing call options on the NASDAQ 100. The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection as further described below in Note 2 to the financial statements —Derivative Instruments.

Note 2. Summary	of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the NYSE. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

22	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Debt securities generally are valued by pricing services approved by the Board of Directors (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	23

Notes to Financial Statements (continued)

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. The Fund uses a rules-based call option writing strategy on the NASDAQ 100 Index®, an unmanaged index that includes the largest and most active nonfinancial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (NASDAQ 100) on a month-to-month basis, with an aggregate notional amount ranging from 0% to 90% of the underlying value of the Fund’s holdings of common stock (the Rules-based Option Strategy). In addition to the Rules-based Option Strategy, the Fund may write additional calls with aggregate notional amounts of up to 25% of the value of the Fund’s holdings in common stocks (to a maximum of 90% when aggregated with the call options written pursuant to the Rules-based Option Strategy) when call premiums are attractive relative to the risk of the price of the

24	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

NASDAQ 100. The Fund may also close (or buy back) a written call option if the Investment Manager believes that a substantial amount of the premium (typically, 70% or more) to be received by the Fund has been captured before exercise, potentially reducing the call position to 0% of total equity until additional calls are written.

The Fund may also seek to provide downside protection by purchasing puts on the NASDAQ 100 when premiums on these options are considered by the Investment Manager to be low and, therefore, attractive relative to the downside protection provided.

The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection. In this regard, options may include writing “in-” or “out-of-the-money” put options or buying or selling options in connection with closing out positions prior to expiration of any options. However, the Fund does not intend to write “naked” call options on individual stocks (i.e., selling a call option on an individual security not owned by the Fund) other than in connection with implementing the options strategies with respect to the NASDAQ 100. The put and call options purchased, sold or written by the Fund may be exchange-listed or over-the-counter (OTC).

Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations,

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	25

Notes to Financial Statements (continued)

which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to facilitate buying and selling of securities for investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts. The maximum payout amount was $5,328,000 at December 31, 2011.

26	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Contracts and premiums associated with options contracts written for the year ended December 31, 2011 are as follows:

	Calls		Puts
	Contracts	Premiums	Contracts	Premiums
Balance at December 31, 2010	783	$3,014,850	325	$48,647
Opened	11,841	45,512,080	6,744	1,095,875
Closed	(10,620)	(45,624,899)	(5,523)	(689,493)
Expired	(780)	(65,420)	(169)	(14,161)
Balance at December 31, 2011	1,224	2,836,611	1,377	440,868

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at December 31, 2011

Risk Exposure Category	Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Options contracts written, at value	$3,290,437

Effect of Derivative Instruments in the Statement of Operations for the Year Ended December 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Options Contracts	Total
Equity contracts	$—	$(7,439,141)	$(7,439,141)
Foreign exchange contracts	(23,139)	—	$(23,139)
Total	$(23,139)	$(7,439,141)	$(7,462,280)

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	27

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Options Contracts	Total
Equity contracts	$—	$(871,123)	$(871,123)
Foreign exchange contracts	—	—	—
Total	$—	$(871,123)	$(871,123)

Volume of Derivative Instruments for the Year Ended December 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	29
Options Contracts	18,585

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net

28	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Dividends to Stockholders

In November 2010, the Fund paid its first dividend under the Fund’s new, managed distribution policy adopted by the Fund’s Board. Prior to the managed distribution policy, the Fund paid distributions pursuant to a level rate distribution policy. Under its former distribution policy and consistent with the 1940 Act, as amended, the Fund could not distribute long-term capital gains, as defined in the Internal Revenue Code of 1986, more often than once in any one taxable year. In October 2010, the Fund received exemptive relief from the Securities and Exchange Commission that permits the Fund to distribute long-term capital gains more often than once in any one taxable year. After consideration by the Fund’s Board, the Fund adopted the current managed distribution policy which allows the Fund to make periodic distributions of long-term capital gains. Under its managed distribution policy, the Fund intends to make quarterly distributions to Common Stockholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from option premiums and the sale of portfolio securities. It is possible that the Fund’s distributions will at times exceed the earnings and profits of the Fund and therefore all or a portion of such distributions may constitute a return of capital as described below. A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a Stockholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Stockholder of his or her shares. Distributions may vary, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of, and rates at which, the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

The Board may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including, but not limited to, as the Fund’s portfolio and market conditions change, the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains. Over time, the Fund will distribute all of its net investment income

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	29

Notes to Financial Statements (continued)

and net short-term capital gains. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Guarantees and Indemnifications

Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees	and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee

30	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

is an annual fee that is equal to 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means the net asset value of the Fund’s outstanding Common Stock plus the liquidation preference of any issued and outstanding Preferred Stock of the Fund and the principal amount of any borrowings used for leverage.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.06% of the Fund’s average daily Managed Assets.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2011, other expenses paid to this company were $1,792.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Organization Expenses and Offering Costs

The Investment Manager paid all organization expenses of the Fund. With respect to the Fund’s initial public offering, the Investment Manager paid all offering costs (other than sales load) that exceed $0.04 per share of Common Stock. The Fund paid offering costs of $21,800 from the proceeds of the initial public offering costs for the period ended December 31, 2010. Offering costs paid by the Fund were charged as a reduction of paid-in capital at the completion of the Fund offering.

Note 4. Federal	Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	31

Notes to Financial Statements (continued)

For the year ended December 31, 2011, these differences are primarily due to differing treatments for options contracts, foreign currency transactions, passive foreign investment company (PFIC) holdings, late-year ordinary losses, and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,093,373
Accumulated net realized loss	(71,106)
Paid-in capital	(1,022,267)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended December 31,	2011	2010
Ordinary income	$—	$16,837,276
Long-term capital gains	8,198,479	—
Tax return of capital	19,799,906	10,769,739

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Accumulated realized loss	(928)
Unrealized appreciation	3,200,099

At December 31, 2011, the cost of investments for federal income tax purposes was $261,756,211 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$23,999,239
Unrealized depreciation	(20,956,392)
Net unrealized appreciation	$3,042,847

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2011, late-year ordinary losses of $928 attributed to security transactions were deferred to January 1, 2012.

32	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio	Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $203,029,988 and $237,082,581, respectively, for the year ended December 31, 2011.

Note 6. Dividend	Investment Plan and Stock Repurchase Program

The Fund, in connection with its Dividend Investment Plan (the Plan), issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 161,639 shares were issued to Plan participants during the year ended December 31, 2011 for proceeds of $2,992,813, a weighted average discount of 3.62% from the net asset value of those shares.

Pursuant to the Plan, unless a Common Stockholder elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested in additional Common Stock. If you hold your shares in street name or other nominee (i.e., through a broker), you should contact them to determine their policy, as the broker firm’s policy with respect to Fund distributions may be to default to a cash payment. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares of Common Stock are held in street or other nominee name, then to such nominee). Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to American Stock Transfer & Trust Company, LLC (AST), 59 Maiden Lane Plaza Level, New York, New York 10038. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by AST, prior to the record date for the next distribution. Otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	33

Notes to Financial Statements (continued)

Under the Plan, Common Stockholders receive shares of Common Stock in lieu of cash distributions unless they have elected otherwise as described above. Common Stock will be issued in lieu of cash by the Fund from previously authorized but unissued Common Stock. If the market price of a share on the exdividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time. Market price on any day means the closing price for the Common Stock at the close of regular trading on the NYSE on such day or, if such day is not a day on which the Common Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.

The Fund, under its stock repurchase program, currently intends to make open market purchases of its Common Stock from time to time when the Fund’s Common Stock is trading at a discount to its net asset value, in an amount approximately sufficient to offset the growth in the number of shares of Common Stock issued as a result of the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received by the Fund from its underlying portfolio investments less fund expenses. No shares were purchased in the open market during the year ended December 31, 2011.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund reserves the right to amend the Plan to provide for payment of brokerage fees by Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of Plan participants. All correspondence concerning the Plan should be directed to AST.

34	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Note 7. Payments	by Affiliates

During the year ended December 31, 2011, the Investment Manager reimbursed the Fund $34,456 for losses on a trading error.

Note 8. Affiliated	Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Significant	Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Technology and Technology-related Investment Risk

The Fund invests a substantial portion of its assets in technology and technology related companies. The market prices of technology and technology related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	35

Notes to Financial Statements (continued)

Writing Call Options Risk

A principal aspect of the Fund’s investment strategy involves writing call options on the NASDAQ 100. This part of the Fund’s strategy subjects the Fund to certain additional risks. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date.

The Fund intends to write call options on the NASDAQ 100; however, it does not intend to have a portfolio of securities that mirrors the securities in the NASDAQ 100. As a result, during a period when the Fund has outstanding call options written on the NASDAQ 100, the NASDAQ 100 may appreciate to a greater extent than the securities in the Fund’s portfolio. If the call options are exercised in these circumstances, the Fund’s loss on the options will be greater because it will be paying the option holder not only an amount effectively representing appreciation on securities in its own portfolio but also an amount representing the greater appreciation experienced by the securities in the NASDAQ 100 that the Fund does not own. If, at a time these call options may be exercised, the securities underlying these options have market values above the exercise price, then these call options will be exercised and the Fund will be obligated to deliver to the option holder either the securities underlying these options or to deliver the cash value of those securities, in exchange for which the option holder will pay the Fund the exercise price. In either case, the Fund will incur losses to the extent the market value of the underlying securities exceed the sum of the premium the Fund received from writing the call options and the exercise price of the call options, which loss may be very substantial.

To the extent all or part of the Fund’s call options are covered, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price minus the option premium received. The writer of an exchange-listed option on a security has no control over when during the exercise period of the option (which may be a single day or multiple days) it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it would be obligated to deliver the underlying security at the exercise price. Thus, the writing of call options may require the Fund to sell portfolio securities at

36	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

inopportune times or for prices other than current market values and will limit the amount of appreciation the Fund can realize above the exercise price of an option.

The Fund may be required to sell investments from its portfolio to effect cash settlement (or transfer ownership of a stock or other instrument to physically settle) on any written call options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase the costs borne by Common Stockholders. The Fund may sell written call options over an exchange or in the OTC market. The options in the OTC markets may not be as liquid as exchange-listed options. The Fund may be limited in the number of counterparties willing to take positions opposite the Fund or may find the terms of such counterparties to be less favorable than the terms available for listed options. The Fund cannot guarantee that its options strategies will be effective. Moreover, OTC options may provide less favorable tax treatment than listed options.

The value of options may be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, in the case of a call option written, by buying the option back. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	37

Notes to Financial Statements (continued)

options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.

Options Risk

The Fund engages in transactions in options on securities, indices, exchange traded funds and market baskets of securities on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.

In addition to writing call options as described above, the Fund may purchase put options. By buying a put option, the Fund will pay a premium to acquire a right to sell the securities or instruments underlying the put at the exercise price of the option. The Fund will lose money if the securities or instruments underlying the option do not decline in value below the exercise price of the option by an amount sufficient to offset the premium paid to acquire the option. To the extent the Fund purchases put options in the OTC market, the Fund will be subject to the credit risk of the seller of the option. The Fund also may write put options on

38	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

the types of securities or instruments that may be held by the Fund, provided that such put options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return. In exchange for the premium received, the Fund has the obligation to buy the securities or instruments underlying the option at an agreed-upon exercise price if the securities or instruments decrease below the exercise price of the option.

The Fund will lose money if the securities or instruments decrease in value so that the amount the Fund is obligated to pay the counterparty to the option to purchase the securities underlying the option upon exercise of the option exceeds the value of those securities by an amount that is greater than the premium received by the Fund for writing the option.

The Fund may purchase call options on any of the types of securities or instruments in which it may invest. In exchange for paying the option premium, a purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security or instrument at the exercise price. The Fund will lose money if the securities or instruments underlying the option do not appreciate in value in an amount sufficient to offset the premium paid by the Fund to acquire the option.

Small and Mid-cap Companies Risk

The Fund may invest all or a substantial portion of its Managed Assets in companies whose market capitalization is considered small- or mid-cap. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like. Smaller-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	39

Notes to Financial Statements (continued)

Foreign Securities Risk

The Fund may invest up to 25% of its Managed Assets in securities of companies organized outside the United States. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities are often volatile and trading costs are higher. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Generally, there is less publicly available information about foreign companies due to less rigorous disclosure or accounting standards and regulatory practices. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities.

The Fund may invest in securities of issuers located or doing substantial business in “emerging markets” (lesser developed countries). Because of the less developed markets and economics and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets. These risks include a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Note 10. Subsequent	Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information	Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those

40	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

42	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Directors and Stockholders of

Columbia Seligman Premium Technology Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Premium Technology Growth Fund, Inc. (the Fund) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 30, 2009 (when shares became available) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	43

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Seligman Premium Technology Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 30, 2009 (when shares became available) to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 22, 2012

44	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its Stockholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Stockholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended December 31, 2011

Capital gain distribution – the Fund designates $ 8,198,479 as long-term capital gain.

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to Stockholders on the sale of shares.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	45

Board Members and Officers

Stockholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Board Members

Name, address, age	Position held with Fund and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since October 2009	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since October 2009	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since October 2009	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board since October 2009	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since October 2009	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since October 2009	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

46	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with Fund and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since October 2009	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since October 2009	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	47

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*

Name, address, age	Position held with Fund and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

48	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Name, address, age	Position held with Fund and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President since May 2010	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since September 2009	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since January 2011 and Chief Financial Officer since April 2011	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since September 2009 and Assistant Secretary since June 2011	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since May 2010	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since April 2011 and Chief Compliance Officer since May 2010	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	49

Board Members and Officers (continued)

Name, address, age	Position held with Fund and length of service	Principal occupation during past five years
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 54	Vice President since April 2011	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 — April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 — April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President and Secretary since April 2011	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 — January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President and Assistant Treasurer since April 2011	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 — May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 43	Vice President and Chief Accounting Officer since April 2011	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 — April 2010;
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since April 2011 and Assistant Secretary since September 2009	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 — January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 — November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 — July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 44	Vice President since April 2011 and Assistant Secretary since May 2010	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005 — April 2010

50	COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures that can be found by visiting columbiamanagement.com. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 ANNUAL REPORT	51

Notes

THIS PAGE IS NOT PART OF THE ANNUAL REPORT

Notes

THIS PAGE IS NOT PART OF THE ANNUAL REPORT

Columbia Seligman Premium Technology Growth Fund

734 Ameriprise Financial Center

Minneapolis, MN 55474

columbiamanagement.com

You should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. You can obtain the Fund’s most recent periodic reports and other regulatory filings by contacting your financial advisor or American Stock
Transfer & Trust Company at 800.937.5449. These reports and other filings can also be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

©2012 Columbia Management Investment Advisers, LLC

SL- 9922 F (2/12)

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that independent directors Pamela G. Carlton and John F. Maher, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Seligman Premium Technology Growth Fund, Inc. were as follows:

2011: $34,987                                                              2010: $34,987

(b)	Audit-Related Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review for Columbia Seligman Premium Technology Growth Fund, Inc. were as follows:

2011: $375                                                                      2010: $375

The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review in 2011 and 2010 and review of yield calculations in 2011 were as follows:

2011: $89,800                                                              2010: $96,000

(c)	Tax Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Seligman Premium Technology Growth Fund, Inc. were as follows:

2011: $4,044                                                              2010: $4,044

The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to tax consulting services and a subscription to a tax database were as follows:

2011: $95,523                                                              2010: $95,840

(d)	All Other Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Seligman Premium Technology Growth Fund, Inc. were as follows:

2011: $0                                                                              2010: $0

The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee were as follows:

2011: $0                                                                          2010: $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s Audit Committee.

(e)	(2) 100% of the services performed for items (b) through (d) above during 2011 and 2010 were pre-approved by the registrant’s Audit Committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended December 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2011: $3,514,634                                                              2010: $2,970,220

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.

(a)	The registrant’s “Schedule 1 – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The following description of the Proxy Voting Policies and Procedures apply to the closed-end management investment companies in the Columbia Family of Funds that are governed by the same Board of Directors (the “Funds”).

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Boards of Directors (“Board”), which consist of a majority of independent Board members, determines policies and votes proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provides support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

• The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

• The Board supports annual election of all directors and proposals to eliminate classes of directors.

• In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

• The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

• Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are directly tied to the interest of shareholders.

The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be found in the funds’ Proxy Voting Guidelines.

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies in the best economic interests of the funds’ shareholders, and to address any conflicts between interests of a fund’s shareholders and those of Columbia Management or other affiliated persons.

The Board votes proxies on behalf of the funds. Columbia Management provides support to the Board in connection with the proxy voting process, and has assigned responsibility to the Columbia Management Proxy Administration Team (“Proxy Team”) to administer proxies on behalf of the funds. In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party research providers. The Proxy Team assists the Board in identifying situations where its voting guidelines do not clearly direct a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s voting guidelines based on recommendations from Columbia Management investment personnel (or the investment personnel of a fund’s subadviser(s)), information obtained from independent research firms or other sources. The Proxy Team makes all recommendations in writing. Except for proposals where the recommendation from Columbia Management concurs with the recommendations from company management and the independent research firms, the Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal. If Columbia Management, company management and the independent research firms recommend the same action on such proposals, Columbia Management is authorized to vote in accordance with the consensus recommendation.

On an annual basis, or more frequently as determined necessary, the Board reviews the voting guidelines to determine whether changes are appropriate. The Board may consider recommendations from Columbia Management to revise the existing guidelines or add new guidelines. Typically, changes to the voting guidelines are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside The United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to a variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require trading of securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger, acquisition or a proxy contest, and the Funds’ ownership position is significant (as determined by thresholds established by the Board), the Board has established a guideline to direct Columbia Management to endeavor to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain Funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Fund	Portfolio Manager	Other Accounts Managed			Performance Based Accounts	Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
		Number and type of account	Approximate Total Net Assets (excluding the fund)
For fiscal period ending December 31
Columbia Seligman Premium Technology Growth	Paul Wick	3 RICs 8 other accounts	$ $	4 billion 553.83 million	None	None	(1)	(A)
	Ajay Diwan	2 RICs 5 other accounts	$ $	529.31 million 439,919	None	None	(1)	(A)
	John Schonberg	4 RICs 6 other accounts	$ $	395.20 million 2.41 million	None	None	(1)	(B)

Potential Conflicts of Interest:

(1)	Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

Structure of Compensation:

(A)	Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(B)	As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Seligman Premium Technology Growth Fund, Inc.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date September 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date September 18, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Principal Financial Officer

Date September 18, 2013

COLUMBIA FUNDS

Applicable Regulatory Authority	Section 406 of the Sarbanes-Oxley Act of 2002; Item 2 of Form N-CSR

Related Policies	Overview and Implementation of Compliance Program Policy

Requires Annual Board Approval	No but Covered Officers Must provide annual certification

Last Reviewed by AMC	September 2011

Overview and Statement

Item 2 of Form N-CSR, the form used by registered management investment companies to file certified annual and semi-annual shareholder reports, requires a registered management investment company to disclose:

•

Whether it has adopted a code of ethics that applies to the investment company’s principal executive officer and senior financial officers and, if it has not adopted such a code of ethics, why it has not done so; and

•	Any amendments to, or waivers from, the code of ethics relating to such officers.

The Board of each Fund has adopted the following Code of Ethics for Principle Executive and Sednior Financial Officers (the “Code”), which sets forth the ethical standards to which the Fund holds its principal executive officer and each of its senior financial officers.

This Code should be read and interpreted in conjunction with the Overview and Implementation of Compliance Program Policy.

Policy The Board of each Fund has adopted the Code in order to comply with applicable regulatory requirements as outlined below:

I.	Covered Officers/Purpose of the Code

This Code applies to the Fund’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer or Controller (the “Covered Officers”) for the purpose of promoting:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the SEC, and in other public communications made by the Fund;

•	Compliance with applicable laws and governmental rules and regulations;

•	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	Accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual or apparent conflicts of interest.

II.	Administration of the Code

The Board has designated an individual to be primarily responsible for the administration of the Code (the “Code Officer”). In the absence of the Code Officer, his or her designee shall serve as the Code Officer, but only on a temporary basis.

The Board has designated a person who meets the definition of a Chief Legal Officer (the “CLO”) for purposes of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder as the Fund’s CLO. The CLO of the Fund shall assist the Fund’s Code Officer in administration of this Code. The Code Officer, in consultation with the CLO, shall be responsible for applying this Code to specific situations (in consultation with Fund counsel, where appropriate) and has the authority to interpret this Code in any particular situation.

III.	Managing Conflicts of Interest

A “conflict of interest” occurs when a Covered Officer’s personal interest interferes with the interests of, or his or her service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of the Covered Officer’s position with the Fund. Certain provisions in the 1940 Act and the rules and regulations thereunder and the Advisers Act and the rules and regulations thereunder govern certain conflicts of interest that arise out of the relationships between Covered Officers and the Fund. If such conflicts are addressed in conformity with applicable provisions of the 1940 Act and the Advisers Act, they will be deemed to have been handled ethically. The Fund’s and its Adviser’s compliance programs and procedures are designed to prevent, or identify and correct, violations of those provisions. This Code does not, and is not intended to, repeat or replace those programs and procedures, and conduct that is consistent with such programs and procedures falls outside of the parameters of this Code.

Although they do not typically present an opportunity for improper personal benefit, conflicts may arise from, or as a result of, the contractual relationships between the Fund and, as applicable, its Adviser, administrator, principal underwriter, pricing and bookkeeping agent and/or transfer agent (each, a “Primary Service Provider”) of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund or for a Primary Service Provider, or for both), be involved in establishing policies and implementing decisions that will have different effects on the Primary Service Providers and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationships between the Fund and the Primary Service Providers and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. If such conflicts are addressed in conformity with applicable provisions of the 1940 Act and the Advisers Act, they will be deemed to have been handled ethically. In addition, it is recognized by the Board of the Fund that the Covered Officers also may be officers or employees of one or more other investment companies or organizations affiliated with the sponsor of the Fund covered by other similar codes and that the codes of ethics of those other investment companies or organizations will apply to the Covered Officers acting in such capacities for such other investment companies.

This Code covers general conflicts of interest and other issues applicable to the Funds under the Sarbanes-Oxley Act of 2002. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interests of the Fund. Certain examples of such conflicts of interest follow.

Each Covered Officer must:

•

Not use his or her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer, or a member of his or her family, would knowingly benefit personally to the detriment of the Fund;

•	Not knowingly cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer, or a member of his or her family, rather than the benefit of the Fund;

•

Not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions; and

•	Report at least annually (or more frequently, as appropriate) known affiliations or other relationships that may give rise to conflicts of interest with respect to the Fund.

If a Covered Officer believes that he or she has a potential conflict of interest that is likely to materially compromise his or her objectivity or his or her ability to perform the duties of his or her role as a Covered Officer, including a potential conflict of interest that arises out of his or her responsibilities as an officer or employee of one or more Primary Service Providers or other funds, he or she should consult with the Code Officer, the CLO, the Fund’s outside counsel, or counsel to the Independent Board Members, as appropriate.

Examples of potential conflicts of interest that may materially compromise objectivity or ability to perform the duties of a Covered Officer and which the Covered Officer should consider discussing with the Code Officer or other appropriate person include:

•	Service as a director on the board of a public or private company or service as a public official;

•	The receipt of a non-de minimus gift when the gift is in relation to doing business directly or indirectly with the Fund;

•

The receipt of entertainment from any company with which the Fund has current or prospective business dealings, unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

•	An ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than the Primary Service Providers or any affiliated person thereof; and

•	A direct or indirect material financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

IV.	Disclosure and Compliance

It is the responsibility of each Covered Officer:

•	To familiarize himself or herself with the disclosure requirements generally applicable to the Fund, as well as the business and financial operations of the Fund;

•

To not knowingly misrepresent, and to not knowingly cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund’s Board, Legal Counsel, Independent Legal Counsel and auditors, and to governmental regulators and self-regulatory organizations;

•

To the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Fund and the Primary Service Providers with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

•	To adhere to and, within his or her area of responsibility, promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

V.	Reporting and Accountability by Covered Officers

Each Covered Officer must:

•

Upon adoption of the Code or becoming a Covered Officer, acknowledge in writing to the Fund’s Board that he or she has received, read and understands the Code, using the form attached as Appendix A hereto;

•

Annually thereafter acknowledge in writing to the Fund’s Board that he or she has received and read the Code and believes that he or she has complied with the requirements of the Code, using the form attached as Appendix B hereto;

•	Not retaliate against any employee or Covered Officer for reports of potential violations that are made in good faith; and

•

Notify the Code Officer promptly if he or she knows of any violation, or of conduct that reasonably could be expected to be or result in a violation, of this Code. Failure to do so is a violation of this Code.

The Fund will follow the policy set forth below in investigating and enforcing this Code:

•	The Code Officer will endeavor to take all appropriate action to investigate any potential violation reported to him or her;

•

If, after such investigation, the Code Officer believes that no violation has occurred, the Code Officer will so notify the person(s) reporting the potential violation, and no further action is required;

•	Any matter that the Code Officer, upon consultation with the CLO, believes is a violation will be reported by the Code Officer or the CLO to the Fund’s Audit Committee;

•	The Fund’s Audit Committee will be responsible for granting waivers, as appropriate; and

•	This Code and any changes to or waivers of the Code will, to the extent required, be disclosed as provided by SEC rules.

VI.	Other Policies

This Code shall be the sole code of ethics adopted by the Fund for the purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered management investment companies thereunder. Insofar as other polices or procedures of the Fund or the Fund’s Primary Service Providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code. The Fund’s and its Adviser’s and principal underwriter’s codes of ethics under Rule 17j-1 under the 1940 Act and the more detailed policies and procedures of the Primary Service Providers as set forth in their respect Compliance Manuals are separate requirements applicable to the Covered Officers and are not part of this Code.

VII.	Disclosure of Amendments to the Code

Any amendments will, to the extent required, be disclosed in accordance with law.

VIII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code or upon advice of counsel, such reports and records shall not be disclosed to anyone other than the Fund’s Board, the Covered Officers, the Code Officer, the CLO, the Fund’s Primary Service Providers and their affiliates, and outside audit firms, legal counsel to the Fund and legal counsel to the Independent Board Members.

IX.	Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

Reporting Requirements

Each Covered Officer must annually acknowledge in writing to the Fund’s Board that he or she has received and read the Code and believes that he or she has complied with the requirements of the Code, using the form attached as Appendix II hereto.

The Code Officer or CLO shall report to the Fund’s Audit Committee any violations of, or material issues arising under, this Code.

If the Audit Committee concurs that a violation has occurred, it will inform and make a recommendation to the Fund’s Board, which will consider appropriate action, which may include review of, and appropriate modifications to: Applicable policies and procedures; Notification to the appropriate personnel of the Fund’s Primary Service Providers or their boards; A recommendation to censure, suspend or dismiss the Covered Officer; or Referral of the matter to the appropriate authorities for civil action or criminal prosecution.

All material amendments to this Code must be in writing and approved or ratified by the Fund’s Board, including a majority of the Independent Board Members.

The Code Officer, in conjunction with the CLO, shall be responsible for administration of this Code and for adopting procedures to ensure compliance with the requirements set forth herein.

Any issues that arise under this policy should be communicated to an employee’s immediate supervisor, and appropriately escalated to AMC. Additionally, AMC will escalate any compliance issues relating to this Code to the Fund CCO and, if warranted, the appropriate Fund Board.

Monitoring/Oversight/Escalation

The Code Officer shall be responsible for oversight of compliance with this Code by the Covered Officers. AMC and Ameriprise Risk & Control Services may perform periodic reviews and assessments of various lines of business, including their compliance with this Code.

Recordkeeping

All records must be maintained for at least seven years, the first three in the appropriate Ameriprise Financial, Inc. management office. The following records will be maintained to evidence compliance with this Code: (1) a copy of the information or materials supplied to the Audit Committee or the Board: (i) that provided the basis for any amendment or waiver to this Code; and (ii) relating to any violation of the Code and sanctions imposed for such violation, together with a written record of the approval or action taken by the Audit Committee and/or Board; (2) a copy of the policy and any amendments; and (3) a list of Covered Officers and reporting by Covered Officers.

Appendix A

INITIAL ACKNOWLEDGEMENT

I acknowledge that I have received and read a copy of the Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”) and that I understand it. I further acknowledge that I am responsible for understanding and complying with the policies set forth in the Code during my tenure as a Covered Officer, as defined in the Code.

I have set forth below (and on attached sheets of paper, if necessary) all known affiliations or other relationships that may give rise to conflicts of interest for me with respect to the Fund.

I also acknowledge my responsibility to report any known violation of the Code to the Code Officer, the CLO, the Fund’s outside counsel, or counsel to the Independent Board Members, all as defined in this Code. I further acknowledge that the policies contained in the Code are not intended to create any contractual rights or obligations, express or implied. I also understand that, consistent with applicable law, the Fund has the right to amend, interpret, modify or withdraw any of the provisions of the Code at any time in its sole discretion, with or without notice.

Covered Officer Name and Title:
(please print)

Signature	Date

Please return this completed form to the CLO (            ) within one week from the date of your review of these documents. Thank you!

Appendix A

ANNUAL ACKNOWLEDGEMENT

I acknowledge that I have received and read a copy of the Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”) and that I understand it. I further acknowledge that I am responsible for understanding and complying with the policies set forth in the Code during my tenure as a Covered Officer, as defined in the Code.

I also acknowledge that I believe that I have fully complied with the terms and provisions of the Code during the period of time since the most recent Initial or Annual Acknowledgement provided by me except as described below.

I have set forth below (and on attached sheets of paper, if necessary) all known affiliations or other relationships that may give rise to conflicts of interest for me with respect to the Fund.1

I further acknowledge that the policies contained in the Code are not intended to create any contractual rights or obligations, express or implied. I also understand that, consistent with applicable law, the Fund has the right to amend, interpret, modify or withdraw any of the provisions of the Code at any time in its sole discretion, with or without notice.

Covered Officer Name and Title:
(please print)

Signature	Date

Please return this completed form to the CLO (            ) within one week from the date of your receipt of a request to complete and return it. Thank you!

[1]	It is acceptable to refer to affiliations and other relationships previously disclosed in prior Initial or Annual Acknowledgements without setting forth such affiliations and relationships again.

Appendix A

[1]	It is acceptable to refer to affiliations and other relationships previously disclosed in prior Initial or Annual Acknowledgements without setting forth such affiliations and relationships again.